Fixed Assets (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Cost	$ 168,706	$ 149,665
Accumulated Depreciation	(115,792)	(101,928)
Net Book Value	52,914	47,737
Machinery and Equipment [Member]
Cost	111,356	100,373
Accumulated Depreciation	(83,537)	(73,521)
Net Book Value	27,819	26,852
Leasehold Improvements [Member]
Cost	57,350	49,292
Accumulated Depreciation	(32,255)	(28,407)
Net Book Value	$ 25,095	$ 20,885